Exhibit 17
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                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) of Regulation 13D-G of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.01 per share, of Regency Centers Corporation is being filed jointly on behalf of each of the undersigned under the Exchange Act, and that this Joint Filing Agreement be included as an exhibit to such joint filings. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed as of the 15th day of May, 2002.


                          GENERAL ELECTRIC COMPANY*

                          By: /s/ Nancy E. Barton
                              -------------------------------------------------
                              Name: Nancy E. Barton
                              Title: Attorney-in-Fact


                          GENERAL ELECTRIC CAPITAL SERVICES, INC.

                          By: /s/ Nancy E. Barton
                              -------------------------------------------------
                              Name: Nancy E. Barton
                              Title: Senior Vice President


                          GENERAL ELECTRIC CAPITAL CORPORATION

                          By: /s/ Nancy E. Barton
                              -------------------------------------------------
                              Name: Nancy E. Barton
                              Title: Senior Vice President



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* Power of attorney, dated as of February 22, 2000, by General Electric Company is hereby incorporated by reference to Schedule 13D for Luxtec Corporation, filed March 12, 2001 by GE Capital Equity Investments, Inc.

                          GE CAPITAL INTERNATIONAL HOLDINGS CORPORATION

                          By: /s/ Sarah Graber
                              -------------------------------------------------
                              Name: Sarah Graber
                              Title: Vice President and Assistant Secretary


                          SECURITY CAPITAL GROUP INCORPORATED

                          By: /s/ Jeffrey A. Klopf
                              -------------------------------------------------
                              Name: Jeffrey A. Klopf
                              Title: Senior Vice President and Secretary


                          SC CAPITAL INCORPORATED

                          By: /s/ Jeffrey A. Klopf
                              -------------------------------------------------
                              Name: Jeffrey A. Klopf
                              Title: Secretary


                          SC REALTY INCORPORATED

                          By: /s/ Jeffrey A. Klopf
                              -------------------------------------------------
                              Name: Jeffrey A. Klopf
                              Title: Secretary


                          SECURITY CAPITAL OPERATIONS INCORPORATED

                          By: /s/ Jeffrey A. Klopf
                              -------------------------------------------------
                              Name: Jeffrey A. Klopf
                              Title: Secretary


                          SECURITY CAPITAL SHOPPING MALL BUSINESS TRUST

                          By: /s/ Jeffrey A. Klopf
                              -------------------------------------------------
                              Name: Jeffrey A. Klopf
                              Title: Secretary



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